================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 2000 (MAY 23, 2000)



                              WATTAGE MONITOR INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            NEVADA                     000-26381                860882633
----------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)




     1100 KIETZKE LANE, RENO, NEVADA                              89502
     ----------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       Registrant's telephone number, including area code: (775) 327-6000

                                   ----------

================================================================================

ITEM 5 - OTHER EVENTS.

         On May 23, 2000, Wattage Monitor Inc. (the "Company") held its Annual Meeting of Stockholders. The meeting was held to: (i) elect five (5) Directors to the Company's Board of Directors; (ii) approve an amendment to the 1999 Incentive Compensation Plan; and (iii) ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ended December 31, 2000.

         Stockholders of the Company's common stock, $.01 par value ("Common Stock"), of record as of May 3, 2000 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 13,421,522 shares of Common Stock entitled to vote at the meeting. Shareholders holding 7,516,464 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 56% of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

         RESULTS OF ELECTION OF DIRECTORS

     Shareholders were asked to elect five (5) Directors to the Company's Board of Directors. Set forth below are (i) the names of the persons nominated for and elected to serve on the Company's Board of Directors until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified and (ii) the results of the voting for the nominees.

       Name                      For           % For          Withheld      % Withheld
       ----                      ---           -----          --------      ----------
Stephen Klein                 7,515,814        99.991%          650            .009%

Gerald Alderson               7,515,814        99.991%          650            .009%

Joel Dumaresq                 7,515,814        99.991%          650            .009%

Alexander Ellis III           7,515,814        99.991%          650            .009%

Daniel DeWolf                 7,515,814        99.991%          650            .009%

         The Board of Directors of the Company is now comprised of the following five (5) directors:

         Stephen Klein
         Gerald Alderson
         Joel Dumaresq
         Alexander Ellis III
         Daniel DeWolf

         RESULTS OF VOTE TO AMEND THE 1999 INCENTIVE COMPENSATION PLAN

         Shareholders were asked to approve an amendment to the 1999 Incentive Compensation Plan increasing the number of shares of Common Stock authorized and available for issuance thereunder from 1,500,000 to 2,500,000. Set forth below are the results of the vote to amend the 1999 Incentive Compensation Plan.

   For            % For        Against       % Against       Abstain       % Abstain
   ---            -----        -------       ---------       -------       ---------
7,490,364        99.653%       26,000          .346%           100           .001%


         The 1999 Incentive Compensation Plan currently has 2,500,000 shares of Common Stock authorized and available for issuance.

         RESULTS OF VOTE TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY

         Shareholders were asked to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ended December 31, 2000. Set forth below are the results of such vote.

   For            % For         Against        Abstain         % Abstain
   ---            -----         -------        -------         ---------

7,515,364        99.985%          --            1,100            .015%

         Grant Thornton LLP shall serve as the Company's independent auditors for the fiscal year ended December 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WATTAGE MONITOR INC.


                                       By: /s/ Gerald R. Alderson
                                           ----------------------------
                                           Gerald R. Alderson
                                           President



Date: May 30, 2000


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